UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 1, 2021

NEURONETICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38546	33-1051425
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3222 Phoenixville Pike, Malvern, PA	19355
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (610) 640-4202

(Former name or former address, if changed since last report.) Not applicable.

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name on each exchange on which registered
Common Stock ($0.01 par value)	STIM	The Nasdaq Global Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)

On April 1, 2021, upon the recommendation of the Nominating and Corporate Governance Committee of Neuronetics, Inc. (the “Company”), the Company’s board of directors (the “Board”) appointed Robert A. Cascella to the Board. The Board determined that Mr. Cascella qualifies as an independent director under the director independence standards set forth by the Securities and Exchange Commission and applicable NASDAQ Stock Market LLC rules. Mr. Cascella’s term will expire at the 2021 annual meeting of stockholders of the Company. Mr. Cascella has also been appointed to the Audit Committee of the Board.

In connection with his appointment and as approved by the Board, Mr. Cascella received a prorated restricted stock unit award with a grant date fair value of $16,667. He otherwise will receive compensation as a non-employee director as set forth in the Board’s Non-Employee Director Compensation Policy. In addition, the Company will enter into an indemnification agreement with Mr. Cascella in connection with his appointment to the Board, in substantially the same form as that entered into with the Company’s other directors. There are no arrangements or understandings between Mr. Cascella and any other person pursuant to which he was selected as a director. Mr. Cascella has no family relationship with any director or executive officer of the Company and he has no direct or indirect material interest in any transaction involving the Company required to be disclosed under Item 404(a) of Regulation S-K.

Item 7.01	Regulation FD Disclosure.

On April 1, 2021, the Company issued a press release announcing Mr. Cascella’s appointment to the Board. A copy of such press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. The information contained in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for the purpose of the Securities Exchange Act of 1934, as amended (“Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit Number	Description

99.1	Press Release, dated April 1, 2021 of Neuronetics, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEURONETICS, INC.
(Registrant)

Date: April 1, 2021	By:	/s/ Stephen Furlong
	Name:	Stephen Furlong
	Title:	SVP, Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)